EXHIBIT (J)

                         CONSENT OF INDEPENDENT AUDITORS

We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our report on the TD Waterhouse Trust dated March 7, 2002, which is incorporated by reference, in this Registration Statement (Form N-1A No. 333-84623) of TD Waterhouse Trust.

                                                       /s/ Ernst & Young LLP
                                                       ERNST & YOUNG LLP

New York, New York
May 24, 2002